                                                                 EXHIBIT 10.1.17
                                                                 ---------------


                             STOCKHOLDERS AGREEMENT

          THIS STOCKHOLDERS AGREEMENT (the "Agreement"), dated as of November
                                            ---------
26, 1997, is made and entered into by and among SCOVILL HOLDINGS INC., a Delaware corporation (the "Company"), the parties identified as "Non-Management
                           -------                               --------------
Investors" on the signature pages hereof, the parties identified as "Management
---------                                                            ----------
Investors" on the signature pages hereof and any parties identified on the
---------
signature pages of any joinder agreements executed and delivered pursuant to
Section 7.2 of this Agreement.

          WHEREAS, pursuant to the Subscription Agreement, the Non-Management Investors have purchased Common Stock and Preferred Stock;

          WHEREAS, pursuant to the Option Agreements, the Management Investors have rolled over their options to purchase common stock of KSCO into options to purchase Common Stock and Preferred Stock;

          WHEREAS, it is intended that, subject to attainment of certain performance goals, certain management employees of the Company be granted options to purchase Common Stock under a Long Term Incentive and Share Award Plan;

          WHEREAS, the Company and the Investors desire to provide for certain matters relating to the Capital Stock;

          IN CONSIDERATION of the foregoing and of their mutual covenants set forth in this Agreement, the parties hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Definitions.  The following terms, as used herein, have the following
          -----------
meanings:

          Affiliate means, as to any Person, any other Person directly or
          ---------
indirectly Controlling, Controlled by or under direct or indirect common Control with such Person.

          Board means the Board of Directors of the Company.
          -----

          Buyer means a Person that is not an Investor or an Affiliate of an
          -----
Investor that has offered to purchase or otherwise acquire for value shares of Capital Stock of the Company.

          Cause, with respect to any Management Investor, has the meaning set
          -----
forth in the such Management Investor's Option Agreement.

          Capital Stock means (i) the Common Stock and the Preferred Stock and
          -------------
(ii) any securities into or for which the Common Stock or the Preferred Stock is convertible, exchangeable or exercisable (including vested stock options but excluding unvested stock options).

          Class means all of the Common Stock considered as a whole or all of
          -----
the Preferred Stock considered as a whole.

          Commission means the Securities and Exchange Commission.
          ----------

          Common Stock means the common stock, par value $0.0001 per share, of
          ------------
the Company.

          Control means the possession, directly or indirectly, of the power to
          -------
direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, partnership interests or by contract, assignment or otherwise. The terms "Controlling" and "Controlled" shall have meanings correlative to the foregoing.

          Credit Facility means the Credit Facility dated as of November 26,
          ---------------
1997, among the Company, Scovill Fasteners Inc., various banks, Swiss Bank Corporation, as documentation and syndication agent, and Credit Agricole Indosuez, as administrative agent, as the same may be amended, supplemented, replaced or refinanced, in whole or in part, from time to time.

          Exchange Debenture Indenture means the indenture to be entered into by
          ----------------------------
the Company upon the exchange, if any, of the Senior Preferred Stock into Subordinated Exchange Debentures due 2009 of the Company.

          Fair Market Value means either (i) if the trading has already taken
          -----------------
place, the trading price of the shares, and (ii) otherwise, (a) for preferred stock, the liquidation preference plus accrued and unpaid dividends and (b) for common stock and vested stock options, the appraised value of such shares.

          Immediate Family Members of a Person means the spouse and lineal
          ------------------------
descendants (including legally adopted descendants) of such Person.

          Indenture means the Indenture dated as of November 26, 1997 among
          ---------
Scovill Acquisition Inc. (to be merged with and into Scovill Fasteners Inc.), the Company, and United States Trust Company of New York relating to 11 1/4% Senior Notes due 2007.

          Investors means the Non-Management Investors, the Management Investors
          ---------
and any Permitted Transferees of such Persons who are party (including by joinder) to this Agreement.

          KSCO means KSCO Acquisition Corporation.
          ----

          1933 Act means the Securities Act of 1933, as amended.
          --------

          1934 Act means the Securities Exchange Act of 1934, as amended.
          --------

          Notice of Offer means any bona fide written offer from a Buyer to
          ---------------
purchase or otherwise acquire for value, issued and outstanding shares of Capital Stock from Saratoga, which offer shall identify the proposed transferee or transferees, the Capital Stock covered thereby, all terms and conditions of the offer and, in the case of an offer pursuant to which the consideration consists in whole or in part of consideration other than cash, a description of the non-cash component of such consideration, together with Saratoga's reasonable estimate of the fair market value of such non-cash component and any information requested by the other Investors, to allow it to make its own judgment as to the value of such noncash component.

          Option Agreements means the Option Agreements dated as of even date
          -----------------
herewith between the Company, on the one hand, and each of the Management Investors, on the other hand.

          Permitted Transferee means any transferee of Capital Stock acquired
          --------------------
from any Investor, in a transaction that is not prohibited pursuant to Section 2.1.

          Person means an individual, a corporation, a partnership, an
          ------
association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          Preferred Stock means the Series B Preferred Stock, par value $0.0001
          ---------------
per share, of the Company.

          Public Stock means any Capital Stock within a class of Capital Stock
          ------------
that is listed on a national securities exchange or that has been accepted for inclusion in the Nasdaq National Market or any similar national over-the-counter-market.

          Registrable Securities means shares of Capital Stock now owned or
          ----------------------
hereafter acquired by the Investors, but only so long as such shares are restricted securities. A share of Capital Stock shall be deemed to be a restricted security until such time as such share (i) has been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering it or (ii) has been sold publicly pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act.

          Rollover Equity means, as to any Management Investor, (i) the option
          ---------------
("Option") granted to such Management Investor under the Option Agreement to
  ------
which he is party in substitution for options to purchase common stock of KSCO and (ii) any securities issued upon exercise of the Option.

          Saratoga means Saratoga Partners, III, L.P., a Delaware limited
          --------
partnership, and its Affiliates.

          Senior Preferred Stock means the Series A Cumulative Redeemable
          ----------------------
Exchangeable Preferred Stock, par value $0.0001 per share, of the Company.

          Subscription Agreement means the Subscription Agreement, dated as of
          ----------------------
even date herewith, between the Company and each of the Non-Management
Investors.

          Transfer means any direct or indirect transfer, sale, conveyance,
          --------
pledge, hypothecation or other disposition.

          Unit means one share of Common Stock and one share of Preferred Stock.
          ----

          Warrants means the warrants entitling the holders thereof to purchase
          --------
shares of Common Stock.


                                   ARTICLE II

                           COVENANTS OF THE INVESTORS
                           --------------------------

          SECTION 2.1.  Transfers by Investors. (a)  No Investor shall Transfer
                        ----------------------
any Capital Stock now or hereafter owned by such Investor except as expressly permitted in this Section 2.1.

          (b) Without the consent of the Company or any other Investor and without first offering such Capital Stock to the Company or any other Investor, each Investor, at any time, may (i) Transfer to any Person any Capital Stock that constitutes Public Stock and (ii) without regard to whether such Capital Stock is Public Stock at such time, (x) in the case of any Investor that is not a natural Person, Transfer any Capital Stock that it may now or hereafter own to any Affiliate of such Investor which is a not a natural Person, and (y) in the case of any other Investor that is a natural Person, Transfer any Capital Stock to any Immediate Family Member or any trust or custodian account for the sole benefit of such Investor or his Immediate Family Members and in accordance with applicable laws of descent and distribution; provided, however, that the
                                             --------  -------
transferee of any such Investor pursuant to clause (x) or (y) above shall join in this Agreement by executing a joinder agreement in the form attached hereto as Exhibit A.
   ---------

          (c) In addition to Transfers permitted by paragraph (b) above, (i) an Investor may Transfer any Capital Stock with the prior approval of the Board by resolution of a majority of the Board (which approval may be withheld or given at the discretion of the Board); provided, however, that any Transfers by
                                 --------  -------
Saratoga shall be subject to section 2.2(a) if otherwise applicable; (ii) an Investor may make any Transfer required or permitted to be made by such Investor pursuant to the provisions of Section 2.2; and (iii) an Investor that is principally engaged in the United States in a regulated industry may make any Transfer that, in the judgment of such Investor, upon the written advice of counsel, is required or advisable in order for such Investor to comply with any United States law, regulation or guideline applicable to such Investor.

          SECTION 2.2.  Tag-Along and Take-Along Provisions.  (a)  If Saratoga
                        -----------------------------------
shall receive and determine to accept a Notice of Offer from a Buyer to purchase or otherwise acquire in a transaction or series of related transactions for value in the aggregate more than 20% of the issued and outstanding shares of Capital Stock, the other Investors owning any Capital Stock shall have the right to participate in such transaction in the manner set forth in this Section. Saratoga shall, promptly after its receipt of a Notice of Offer, send a copy thereof to the Company and the other Investors owning any Capital Stock. Each such Investor shall have the right to cause Saratoga to condition its sale to the Buyer of any Capital Stock owned by Saratoga on the simultaneous purchase by the Buyer of such amount of Capital Stock owned by such Investor as such Investor (each, an "Electing Investor") may designate by written notice
                    -----------------
delivered to Saratoga within 5 days following the date on which the Notice of Offer is received; provided, however, that no Electing Investor may so designate
                   --------  -------
for purchase an amount of Capital Stock greater than that number owned by such Electing Investor multiplied by a fraction the numerator of which is the amount of Capital Stock being sold by Saratoga pursuant to the Notice of Offer and the denominator of which is the total amount of Capital Stock then owned by Saratoga. The purchase price for each share of the Capital Stock subject to the Notice of Offer and the terms of such purchase shall be the same as are set forth in such Notice of Offer. No seller shall receive, in connection with sales pursuant to this subsection, any material consideration which is not shared with each other seller in proportion to the number of shares sold by each, except that Saratoga or an Affiliate may receive customary investment banking fees. If a Notice of Offer is for two or more classes of Capital Stock, then the number of shares of Common Stock and Preferred Stock that any Electing Investor shall have the right to sell shall be determined separately as though separate offers have been made for each of the securities. Immediately after such sale, all sale proceeds relating to the securities of each Electing Investor shall be remitted to such Electing Investor. If any potential Electing Investor shall not have accepted the tag-along offer, Saratoga shall have 120 days after receipt of the Notice of Offer in which to sell the securities to be sold pursuant to such Notice of Offer at a price not higher than that contained in the Notice of Offer and on terms no more favorable to Saratoga than that contained in the Notice of Offer. If, at the end of such period the sale has not been completed, this Section 2.2(a) shall again apply to offers and sales of Capital Stock by Saratoga.

          (b) If Saratoga shall receive and determine to accept a Notice of Offer to sell or otherwise purchase or acquire for value in the aggregate more than 50% of the issued and outstanding shares of the Capital Stock, then, at the written request of Saratoga, each other Investor shall agree to sell to the Buyer Capital Stock (to the extent then owned by such Investor) constituting the same proportionate share of the Capital Stock which such Investor owns as Saratoga agrees to sell for an amount equal to the same per share purchase price, and on the terms, as are applicable to Saratoga's sale. No seller shall receive, in connection with sales pursuant to this subsection, any material consideration which is not shared with each other seller in proportion to the amount sold by each, except that Saratoga or an Affiliate may receive customary investment banking fees. Immediately following such sale, all sale proceeds relating to the securities sold by each Investor shall be remitted to such Investor. For the purposes of determining if the offer of the Buyer is for more than 50% of the Capital Stock, the percentage of the issued and outstanding shares of Capital Stock offered to be purchased by the Buyer shall include all shares of Capital Stock sold to the Buyer by Saratoga in the same or a series of related transactions.

          (c) The provisions of this Section 2.2 shall terminate with respect to any Class the first time that at least 20% of such Class is Public Stock.

          SECTION 2.3.  Transfers to Comply with Laws.  Notwithstanding any
                        -----------------------------
contrary provision herein, no Investor may Transfer or offer to Transfer any shares of Capital Stock (or solicit any offers to Transfer any shares of Capital Stock), except in compliance with the 1933 Act and rules and regulations promulgated thereunder and in compliance with any applicable state securities laws and rules and regulations promulgated thereunder.

          SECTION 2.4.  Closing.  The closing of any purchase of shares of
                        -------
Capital Stock pursuant to Article II hereof shall take place at the offices of the Company (or at such other location as to which the parties shall mutually agree) concurrently with the closing of any sale to a Buyer but in no event more than 90 days after the date on which a Non-Management Investor shall accept the offer of such Buyer as set forth in the Notice of Offer.

          SECTION 2.5.  Restrictive Legend.  In addition to any legend required
                        ------------------
by the Subscription Agreement, each certificate evidencing shares of Capital Stock shall contain the following restrictive legend:

     "THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE, OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE, OR ANY INTEREST IN SUCH SHARES, IS RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 26, 1997, TO WHICH THE CORPORATION IS A PARTY, COPIES OF WHICH ARE ON FILE AT THE OFFICES OF THE CORPORATION AND MAY BE OBTAINED ON REQUEST."

                                  ARTICLE III

                          CERTAIN REPURCHASES OF STOCK
                          ----------------------------

          SECTION 3.1.  Management Stock.  The following repurchase arrangements
                        ----------------
are subject to the terms of the Credit Facility, the Indenture and the Senior Preferred Stock and to the provisions of Section 3.2.

          (a) Termination for Cause.  If the employment of any Management
              ---------------------
Investor is terminated for Cause, the Company shall have the right to repurchase such Management Investor's Capital Stock at Fair Market Value.

          (b) Termination Other than for Cause.  If the employment of any
              --------------------------------
Management Investor is terminated other than for Cause:

          (i) the Company shall have the right to repurchase such Management Investor's Capital Stock at Fair Market Value; and

          (ii) such Management Investor shall have the right to require the Company to repurchase, at Fair Market Value, such number of Units the Fair Market Value of which is not greater than the basis of his Rollover Equity, plus interest at the applicable federal rate (as determined in the Internal Revenue
Code).

          (c) Resignation of Management Investor.  If any Management Investor
              ----------------------------------
resigns his employment with the Company within thirty (30) days following the second anniversary of the date hereof:

          (i) such Management Investor may require the Company to repurchase his Rollover Equity at Fair Market Value; and

          (ii) the Company shall have the right to repurchase such Management Investor's Capital Stock at Fair Market Value.

          (d) Death or Disability of Management Investor.  Upon the death or
              ------------------------------------------
permanent disability of any Management Investor:

          (i) such Management Investor (or his estate) shall have the right to require the Company to repurchase such Management Investor's Capital Stock; and

          (ii) the Company shall have the right to repurchase such Management Investor's Capital Stock at Fair Market Value.

          SECTION 3.2.  Method of Repurchase. If any Management Investor desires
                        --------------------
to exercise his rights under Section 3.1, he shall give notice to the Company of such exercise within 30 days of his termination or resignation, as the case may be. If the Company desires to exercise its rights under Section 3.1, it shall give notice of such exercise to the applicable Management Investor within 30 days of such Management Investor's termination, resignation, disability or death, as the case may be. Any repurchase pursuant to Section 3.1 shall be consummated on a business day selected by the Company not less than 30 and not more than 60 days after the date of notice; provided, however, that if any
                                            --------  -------
Capital Stock becomes subject to repurchase pursuant to Section 3.1(d) as the result of the death of any Management Investor, such Shares may be repurchased within 90 days of the date the will of such Management Investor is admitted to probate or, in the event of intestacy, within 90 days of such death. On the repurchase date, the Management Investor selling Capital Stock (the "Seller")
                                                                     ------
shall deliver to the Company the certificate or certificates representing the Capital Stock owned by such Seller (and any option agreements evidencing any options constituting Capital Stock) on such date against delivery by the Company to such Seller of the repurchase price in cash. All certificates for Capital Stock to be repurchased shall be duly endorsed in favor of the Company by the Seller. If any Seller shall fail to deliver such duly endorsed certificate or certificates to the Company within the time required, the Company shall cause its books and records to show that the Capital Stock subject to repurchase are bound by the provisions of this Section 3.2 and that such Capital Stock, until transferred to the Company, shall not be entitled to any proxy, dividend or other rights from the date by which such certificate or certificates should have been delivered to the Company.

          SECTION 3.3.  Right of the Company to Designate Third Parties.
                        -----------------------------------------------
Notwithstanding anything contained herein to the contrary, the Company shall have the right (but not any obligation) to designate any other Person to purchase Capital Stock in lieu of purchases by the Company under this Article III; provided, however, that no such designation shall relieve the Company of
     --------  -------
its obligations hereunder and if the Company so designates any other Investor to purchase Capital Stock, each Non-Management Investor shall be entitled (but not obligated) to purchase such Capital Stock in proportion to the amount of Capital Stock owned by each.

          SECTION 3.4.  No Implied Right of Employment.  For purposes of this
                        ------------------------------
Agreement, any Management Investor's employment with the Company or any of its subsidiaries shall be deemed to be terminated at such time as the Management Investor ceases to be an officer or salaried employee of the Company or any such subsidiary, as the case may be. Neither this Agreement nor any provision hereof nor any action taken or omitted to be taken hereunder shall be deemed to create or confer on any Management Investor any right to be retained in the employ of the Company or any Affiliate thereof, or to interfere with or limit in any way the right of the Company or any Affiliate thereof to terminate the employment of any Management Investor at any time (subject to any employment agreement between the Management Investor and the Company or any of its subsidiaries).

                                   ARTICLE IV

                              VOTING AND DIRECTORS
                              --------------------

          SECTION 4.1.  Voting and Election of Directors.  From and after the
                        --------------------------------
date hereof and until such time as 25% of the outstanding Common Stock is Public Stock, each of the Investors severally agrees that in exercising its voting rights on the election of directors, whether or not at an annual or special meeting of the Company and whether or not at an adjourned meeting, such Investor shall vote its shares of the voting Capital Stock for and will take all other necessary actions within its control to cause the nomination and the election of the following individuals to the Board:

          (a) David J. Barrett, but only for as long as he shall be an officer and an employee of the Company or of a subsidiary of the Company;

          (b) one director designated by Remington Investment Strategies, L.P. and Moore Global Investments, Ltd. (together, "Moore") (acting together) so long
                                               -----
as they together own at least 50% of their original investment; and

          (c) up to five directors (being all but two of the authorized number of directors on the date hereof) designated by Saratoga;

          Saratoga shall have the right to remove any or all of its designees at any time and replace such designees. The initial designees as director by Saratoga shall be Christian L. Oberbeck and William F. Andrews.

          The initial designee as director by Moore shall be Alan Colner. Moore shall have the right to remove, and replace, its designee at any time. If Moore does not designate a director, it shall be entitled to have a representative observe Board meetings.

          SECTION 4.2.  Directors' and Officers' Insurance.  The Company shall
                        ----------------------------------
use its reasonable best efforts to obtain and maintain directors' and officers' insurance on such terms and in such amounts as are customary for companies of its type.

                                   ARTICLE V

                        REGISTRATION AND RELATED RIGHTS
                        -------------------------------

          SECTION 5.1.  Holdback Agreement.  If any shares of Capital Stock (or
                        ------------------
securities exchangeable or convertible into or exercisable for Capital Stock) are offered to the public pursuant to an effective registration statement under the 1933 Act, no Investor shall, without the consent of the Company, offer, sell, transfer or otherwise dispose of, including pursuant to Rule 144 under the Securities Act, any of its Capital Stock (other than securities covered by such registration statement) within 30 days prior to, or within 180 days after, the effective date of such registration statement (the "Holdback Period").
                                                    ---------------

          SECTION 5.2.  Piggyback Registration.
                        ----------------------

          (a)  Right to Piggyback.  Subject to the provisions of Section 5.1, if
               ------------------
at any time the Company proposes to register any of its Capital Stock (or any securities convertible into or exchangeable or exercisable for Capital Stock) under the 1933 Act in connection with the offering of such Capital Stock (except pursuant to a registration statement filed on Form S-4 or on Form S-8 or such other forms as shall be prescribed under the 1933 Act for the same purposes or for any exchange offer) (a "Piggyback Registration"), the Company shall at such
                            ----------------------
time provide promptly to all Investors with written notice of its intention so to do. Upon the written request of any Investor given within 15 days after the providing of any such notice by the Company, the Company shall use reasonable best efforts to cause to be registered under the 1933 Act all of the Registrable Securities held by such Investor that have been so requested to be registered, subject to the provisions of subsection 5.2(c).

          (b)  Selection of Underwriters.  If the Company in its sole discretion
               -------------------------
decides a Piggyback Registration shall be underwritten, the Company shall have sole discretion in the selection of any underwriter or underwriters to manage such Piggyback Registration.

          (c)  Priority on Piggyback Registrations.  If the managing underwriter
               -----------------------------------
or underwriters of a Piggyback Registration advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Piggyback Registration exceeds the number which can be sold, or adversely affects the price at which the securities are to be sold in such offering, the Company will include in such registration only the number of Registrable Securities, which, in the opinion of such underwriter or underwriters, can be sold in such offering or which will not adversely affect the price thereof. In the event that the contemplated distribution does not involve an underwritten offering, the determination that the inclusion of such Registrable Securities shall adversely affect the price or the number of securities which may be sold by the Company in such offering shall be made by the Company in its reasonable discretion. The Registrable Securities so included in such Piggyback Registration shall be apportioned (i) first, to any shares of Capital Stock that the Company proposes to sell and (ii) second, pro
                                                                           ---
rata among any shares of Capital Stock that any Investors propose to sell,
----
according to the total amount of Capital Stock requested for inclusion by said Investors, or in such other proportions as shall mutually be agreed to among such Investors.

          SECTION 5.3.  Demand Registration.
                        -------------------

          (a) Right to Demand.  Any time after the expiration of the Holdback
              ---------------
Period, each of Saratoga and Moore may make a written request to the Company for registration (a "Demand Registration"), under and in accordance with the 1933
                 -------------------
Act, of all or part of its Registrable Securities. Within 20 days after receipt of such request, the Company will serve written notice (the "Written Notice") of
                                                             --------------
such registration request to all Investors who are holders of Registrable Securities and the Company will include in such registration all Registrable Securities of such Investors with respect to which the Company has received written requests for inclusion therein within 15 business days after receipt of the Written Notice. All requests made pursuant to this subsection will specify the number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof; provided, however, that (x) the Company
                                         --------  -------
need not effect the Demand registration unless the Registrable Securities requested to be so registered shall constitute at least 10% of the outstanding Capital Stock; and (y) the Company may, if its Board of Directors so determines in the exercise of its reasonable judgment, that due to a pending or contemplated acquisition or disposition it would be inadvisable to effect such Demand Registration at such time, defer such Demand Registration for a single period not to exceed 180 days.

          (b) Number of Demand Registrations.  Saratoga shall be entitled to
              ------------------------------
three Demand Registrations and the expenses of such registration will be borne by the Company. Moore shall be entitled to one Demand Registration and the expenses of such registration will be borne by the Company. A Demand Registration shall not be counted as a Demand Registration hereunder until such Demand Registration has been declared effective and maintained for a period of at least six months, or such shorter period if all Registrable Securities included therein have been sold.

          (c) Selection of Underwriters.  If the Company in its sole discretion
              -------------------------
decides a Demand Registration shall be underwritten, the Company shall have sole discretion in the selection of any underwriter or underwriters to manage such Demand Registration.

          (d) Priority on Demand Registrations.  If the managing underwriter or
              --------------------------------
underwriters of a Demand Registration advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Demand

Registration exceeds the number which can be sold, or adversely affects the price at which the securities are to be sold, in such offering, the Company will include in such registration only the number of Registrable Securities which, in the opinion of such underwriter or underwriters, can be sold in such offering or which will not adversely affect the price thereof. In the event that the contemplated distribution does not involve an underwritten offering, the determination that the inclusion of such Registrable Securities shall adversely affect the price or the number of securities which may be sold by the Company in such offering shall be made by the Company in its reasonable discretion. The Registrable Securities so included in such Demand Registration shall be apportioned (i) first, to any shares of Capital Stock that Saratoga or Moore (whoever requested the Demand Registration) proposes to sell, and (ii) second, pro rata, among any shares of Capital Stock that any other Investors propose
--------
to sell, according to the total amount of Capital Stock requested for inclusion by said Investors, or in such other proportions as shall mutually be agreed to among such Investors.

          SECTION 5.4.  Registration of Stock Option Shares.
                        -----------------------------------

          (a) Right to Demand Stock Option Registration. Any time after the
              -----------------------------------------
expiration of the Holdback Period, Management Investors may make a written request to the Company for the registration of shares of Capital Stock received pursuant to the Company's stock option plan (the "Stock Option Registration").
                                                  -------------------------
The filing of the Stock Option Registration will be on Form S-8 (or another appropriate form) under the 1933 Act.

          (b)  Selection of Underwriters.  If the Company in its sole discretion
               -------------------------
decides a Stock Option Registration shall be underwritten, the Company shall have sole discretion in the selection of any underwriter or underwriters to manage such Stock Option Registration.

          (c)  Number of Stock Option Registrations.  Saratoga shall be entitled
               ------------------------------------
to annual Stock Option Registrations, and the expenses of such registrations will be borne by the Company.

          SECTION 5.5.  Registration Procedures.  It shall be a condition
                        -----------------------
precedent to the obligations of the Company and any underwriter or underwriters to take any action pursuant to this Article V that the Investors requesting inclusion in any Piggyback Registration, Demand Registration or Stock Option Registration (each, a "Registration," and collectively, the "Registrations")
                       ------------                          -------------
shall furnish to the Company such information regarding them, the Registrable Securities held by them, the intended method of disposition of such Registrable Securities, and such agreements regarding indemnification, disposition of such securities and the other matters referred to in this Article V as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. With respect to any Registration which includes Registrable Securities held by an Investor, the Company shall, subject to the provisions of Section 5.5, as expeditiously as practicable:

          (a) prepare and file with the Commission a registration statement on the appropriate form prescribed by the Commission and use its reasonable best efforts to cause such registration statement to become effective;

          (b) prepare and file with the Commission such amendments, post-effective amendments and supplements, to such registration statement and any documents required to be incorporated by reference therein as may be necessary to keep the registration statement effective until the distribution of Registrable Securities shall have been completed or until the expiration of 180 days after the effective date, whichever is earlier; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the 1933 Act (or any successor rule); and comply with the provisions of the 1933 Act applicable to it with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

          (c) furnish to such Investor at least one conformed copy of the registration statement and any post-effective amendment thereto, upon request, and such number of copies of the prospectus (including each preliminary prospectus and any amendments or supplements thereto), and any exhibits or documents incorporated by reference therein and such other documents as such as the Investor or underwriter or underwriters, if any, may reasonably request in order to facilitate the disposition of the securities being sold by the Investor;

          (d) on or prior to the date on which the registration is declared effective, use its reasonable best efforts to register or qualify, and cooperate with such Investor, the underwriter or underwriters, if any, and their counsel in connection with the registration or qualification of the Registrable

Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as such Investor or managing underwriter or underwriters, if any, may reasonably request (considering the nature or size of the offering and the expense and time involved in such qualification or registration), and to do any and all other reasonable acts or things which may be necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided, however, that the
                                                  --------  -------
Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (e) use its reasonable best efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States, including, without limitation, the National Association of Securities Dealers, Inc. (the "NASD"), as may be necessary to enable the seller or sellers
                    ----
thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

          (f) use its reasonable best efforts to cause the Registrable Securities covered by the registration statement to be listed on any national securities exchange on which the Capital Stock of the same class is listed;

          (g) give the Investors who hold Registrable Securities registered under such registration statement, the underwriters, if any, and their respective counsel and accountants, the timely opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary or advisable, in the opinion of each of such Investors and such underwriters' respective counsel, to conduct appropriate due diligence as contemplated by the 1933 Act; and

          (h) provide to the Investors and underwriters with legal opinions and "cold comfort" letters in customary form and substance.

          The Investors, upon receipt of any notice from the Company that the prospectus prepared pursuant to subsection (b) above contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading, will forthwith discontinue disposition of the Registrable Securities until the Investors receive copies of a supplemented or amended prospectus or until they are advised in writing (the "Advice") by the
                                                                 ------
Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, each Investor shall, or shall request the managing underwriter or underwriters, if any, to, deliver to the Company all copies, other than permanent file copies then in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in subsection (b) of this Section 5.5 shall be extended by the number of days during the period from and including any date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by the immediately preceding sentence or the Advice.

          SECTION 5.6.  Registration Expenses.  Except where this Agreement
                        ---------------------
specifies otherwise, in the case of any Registration, the Company shall bear all expenses in connection with its obligations in connection therewith, including, without limitation, the expenses of preparing any registration statement; commission and state "blue sky" filing, registration and qualification fees and expenses (including, without limitation, fees and expenses of counsel in connection with blue sky surveys); fees and expenses associated with filings required to be made with the NASD; fees and expenses of counsel for the Company, one firm of counsel for all selling stockholders and independent public accountants (including, without limitation, the cost of providing any legal opinions or "cold comfort" letters); and all printing costs and expenses;

provided, however, that the Company shall not be responsible for the
--------  -------
underwriting discounts and commissions or placement fees of underwriters directly attributable to the Registrable Securities included in such Registration.

          SECTION 5.7.  Participation in Registration.  No Investor may
                        -----------------------------
participate in any registration hereunder unless such Investor (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Com-pany, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. Nothing in this Section 5.7 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth in this Article V.

          SECTION 5.8.  Delay of Registration.  No Investor shall have any right
                        ---------------------
to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          SECTION 5.9.  Specific Performance.  The parties agree that the
                        --------------------
recovery of damages would not be an adequate remedy for the breach of the covenants of the Company contained in this Article V and, accordingly, agree that the Investors shall be entitled to specific performance of the obligations contained herein.

                                   ARTICLE VI

                        INDEMNIFICATION AND CONTRIBUTION
                        --------------------------------

          SECTION 6.1.  Indemnification by the Company.  In connection with any
                        ------------------------------
registration statement filed to effect a Registration pursuant to this Agreement, the Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities registered pursuant to a Registration hereunder, its officers, directors and partners, each underwriter of such Registrable Securities and each person who controls (within the meaning of the 1933 Act) such holder or underwriter against all losses, claims, damages, liabilities and expenses (as incurred or suffered and including, but not limited to, any and all expenses incurred in investigating, preparing or defending any litigation or proceeding, whether commenced or threatened, or any claim whatsoever) and which arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the registration statement or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or by any untrue or alleged untrue statement of a material fact included in any prospectus forming a part of such registration statement or preliminary prospectus or any omission or alleged omission to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder or underwriter or its representative expressly for use therein; provided, however, that the Company shall not be
                           --------- -------
liable in any such case where any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or an omission or alleged omission in a prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus and the holder of Registrable Securities thereafter fails to deliver such prospectus as amended or supplement prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such holder with the number of copies of such amended or supplemented prospectus reasonably requested by the holder of Registrable Securities.

          SECTION 6.2.  Indemnification by Holders of Registrable Securities.
                        ----------------------------------------------------
In connection with any registration statement filed pursuant to this Agreement to effect a Registration, each holder participating in such Registration agrees to (and, as a condition precedent to the filing of such registration statement, the Company may require an undertaking satisfactory to it from each such participating holder and from any prospective underwriter therefor agreeing to) indemnify, to the fullest extent permitted by law, the Company and its officers, directors and agents and each person who controls (within the meaning of the 1933 Act) the Company or such agents against any losses, claims, damages, liabilities and expenses (as incurred or suffered and including, but not limited to, any and all expenses incurred in investigating, preparing or defending any litigation or proceeding, whether commenced or threatened, or any claim whatsoever) and which arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in such registration statement or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or by any untrue or alleged untrue statement of a material fact included in any prospectus or preliminary prospectus or any omission or alleged omission to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit with respect to such holder so furnished in writing by such holder or its representatives to the Company specifically for inclusion in such registration statement or prospectus. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such Persons so furnished in writing by such Persons specifically for inclusion in any prospectus or Registration.

          SECTION 6.3.  Conduct of Indemnification Proceedings.  Each person
                        --------------------------------------
entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification or contribution pursuant to this Agreement and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to
                          --------  -------
indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (x) the indemnifying party has agreed in writing to pay such fees and expenses, (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (z) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); provided, further, that an indemnifying
                                      --------  -------
party who is not entitled to, or elects not to, assume the defense of a claim on behalf of all indemnified parties shall not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties. If the indemnifying party assumes the defense, or is not pursuant to clause (z) above entitled to assume the defense, it shall not be subject to any liability for any settlement or compromise made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). No indemnifying or indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect to such claim or litigation. In addition, without the consent of the indemnified party (which consent will not be unreasonably withheld), no indemnifying party will be permitted to consent to entry of any judgment or enter into any settlement which provides for any action on the part of the indemnified party other than the payment of money damages which are to be paid in full by the indemnifying party. Likewise, no indemnified party may enter into any settlement without the consent of the indemnifying party (which consent may not be unreasonably withheld). If requested by the indemnifying party, the indemnified party agrees to cooperate with the indemnifying party and its counsel in contesting any claim which the indemnifying party elects to contest.

          SECTION 6.4.  Contribution.  If the indemnification provided for in
                        ------------
this Article VI from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, without limitation, any legal or other fees, costs or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

          SECTION 7.1.  Inspection Rights.  The Company shall permit any
                        -----------------
authorized representatives designated by any Investor to visit and inspect any of the properties of the Company and its subsidiaries, including its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, all upon reasonable notice and at reasonable times during normal business hours. Each Investor agrees that it shall treat as confidential all non-public information that such Investor obtains pursuant to the foregoing.

          SECTION 7.2.  Notices.  All notices, requests and other communications
                        -------
to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof (or in the case of any Management Investor, c/o the Company at its address so set forth), or the signature page of any joinder agreement executed and delivered pursuant to Section 7.2 of this Agreement or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the party sending the communication. Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and receipt is confirmed, (ii) if given by mail, 72 hours after such communication is deposited in the mail registered or certified, return receipt requested, with postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section.

          SECTION 7.3.  Additional Parties.  Only Persons (other than the
                        ------------------
initial signatories hereto) that execute a joinder agreement in the form of

Exhibit A shall be deemed to be Investors.  Except to the extent limited in any
---------
joinder agreement, each Person that so becomes an Investor after the date hereof shall be entitled to all rights and privileges of an Investor as if such Investor had been an original signatory to this Agreement.

          SECTION 7.4.  Amendments and Waivers.  Any provision of this Agreement
                        ----------------------
may be amended if, but only if, such amendment is in writing and is signed by the Company and each Investor affected. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the Company and each Investor sought to be charged with such waiver.

          SECTION 7.5.  Successors and Assigns.  The provisions of this
                        ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that no
                                             --------  -------
assignment of rights under this Agreement will be valid unless made in connection with a contemporaneous Transfer of Capital Stock which is not prohibited by this Agreement; and provided, further, that upon any such
                                  --------  -------
assignment, the assignee shall comply with Section 6.2 hereof. The Company may not assign or otherwise transfer any of its rights under this Agreement.

          SECTION 7.6.  Captions.  The captions of this Agreement are included
                        --------
for convenience of reference only, do not constitute a part hereof and shall be disregarded in the construction hereof.

          SECTION 7.7.  Counterparts; Effectiveness.  This Agreement may be
                        ---------------------------
signed in any number of counterparts, each of which shall be an original, with the same effect an if the signatures thereto and hereto were upon the same instrument.

          SECTION 7.8.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                        -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

          SECTION 7.9.  Severability.  Any term or provision of this Agreement
                        ------------
which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                              SCOVILL HOLDINGS INC.

                              By: -------------------------------
                                  Name:  Martin A. Moore
                                  Title: Executive Vice Presi-
                                         dent

                              Scovill Holdings Inc.
                              c/o Scovill Fasteners
                              1802 Scovill drive
                              Clarkesville, Georgia 30523-0044
                              Attention: David J. Barrett
                              Telephone:  (706) 754-0501
                              Telecopier: (706) 754-0570

                              MANAGEMENT INVESTORS:


                              ----------------------------------------
                              David J. Barrett


                              ----------------------------------------
                              Martin A. Moore


                              ----------------------------------------
                              Michael Baxley


                              ----------------------------------------
                              John Champagne


                              ----------------------------------------
                              Robert W. Feltz



                              ----------------------------------------
                              William F. Andrews

                              NON-MANAGEMENT INVESTORS:


                              SARATOGA PARTNERS III, L.P.

                              By:  DR Associates IV, L.P.
                                   its General Partner

                              By:  Dillon, Read Inc.,
                                   its General Partner

                              By:______________________________________
                              Name:  Christian L. Oberbeck
                              Title: Attorney-in-Fact

                              535 Madison Avenue
                              New York, New York  10022
                              Attention: Christian L. Oberbeck,
                              Managing Director
                              Telephone:  (212) 906-7350
                              Telecopier: (212) 750-3343

                              SARATOGA PARTNERS III, C.V.

                              By:  Selinus Corporation III,
                                   N.V., its General Partner

                              By:  Curacao Corporation Company
                                   N.V., its Managing Director


                              By:_____________________________________
                              Name:  J.F.M. Horsten
                              Title: Attorney-in-Fact

                              By:_____________________________________
                              Name:  S.H.P. Crijns
                              Title: Managing Director

                              c/o Curacao International Trust Company, N.V. De Ruyterkade 62
                              P.O. Box 812
                              Curacao, Netherlands Antilles
                              Attention: J.F.M. Horsten
                              Telephone: 011-599-9-732-2555
                              Telecopier: 011-599-9-732-2500

                              MOORE GLOBAL INVESTMENTS, LTD.

                              By:  Moore Capital Advisors,
                              L.L.C., its general partner

                              By:________________________________________
                                 Name:  Savvas Savvinidis
                                 Title: Director of Operations

                              c/o Moore Capital Management Inc.
                              1251 Avenue of the Americas
                              53rd Floor
                              New York, New York  10020
                              Attention: Savvas Savvinidis
                              Telephone:  (212) 782-7532
                              Telecopier: (212) 575-6832

                              REMINGTON INVESTMENT STRATEGIES, L.P.

                              By:  Moore Capital Advisors,
                              L.L.C., its general partner

                              By:_________________________________________
                                 Name:  Savvas Savvinidis
                                 Title: Director of Operations

                              c/o Moore Capital Management Inc.
                              1251 Avenue of the Americas
                              53rd Floor
                              New York, New York  10020
                              Attention: Savvas Savvinidis
                              Telephone:  (212) 782-7532
                              Telecopier: (212) 575-6832

                              WLD PARTNERS, LTD.

                              By:  WLD Partners GP, Inc., its
                                   general partner

                              By: _________________________________________
                                  Name:  David W. Horvitz
                                  Title:  Vice President

                              Las Olas Centre
                              450 East Las Olas Boulevard
                              Suite 900
                              Fort Lauderdale, FL 33301
                              Attention: Ron Adelhelm
                              Telephone:  (954) 523-7771
                              Telecopier: (954) 760-9845

                              BROWN UNIVERSITY THIRD CENTURY FUND

                              By:  Saratoga Partners III, L.P.,
                                   its Attorney-in-Fact

                              By:  DR Associates IV, L.P., its
                                   General Partner

                              By:  Dillon, Read Inc., its
                                   General Partner

                              By: _____________________________________
                                  Name:  Christian L. Oberbeck
                                  Title: Attorney-in-Fact

                              c/o Saratoga Partners III, L.P.
                              535 Madison Avenue
                              New York, New York  10022
                              Attention: Christian L. Oberbeck
                              Telephone:  (212) 906-7350
                              Telecopier: (212) 750-3343

                                                                       EXHIBIT A
                                                                       ---------

                               JOINDER AGREEMENT

          THIS JOINDER AGREEMENT is made and entered into by the undersigned with reference to the following facts:

          A.  I am acquiring simultaneously with the execution of this Joinder
Agreement [     ] shares of the [Preferred Stock] and [    ] shares of the
[Common Stock] (the "Shares") of SCOVILL HOLDINGS INC., a Delaware corporation (the "Company"); and

          B. As a condition to the acquisition of the Shares I have agreed to join in a stockholders agreement dated as of November 26, 1997 (the "Stockholders Agreement"), a copy of which has been furnished to me, among the Company, the Management Investors and the Non-Management Investors party thereto.

          I therefore agree as follows:

          1. I hereby join in the Stockholders Agreement and agree to be bound by all of the terms and provisions thereof as though I were an original party thereto and were included in the definition of [Management] [Non-Management] Investor, as used therein.

          2. I hereby consent that the certificate or certificates to be issued to me representing the Shares shall bear the following legend in addition to any other legend:

     "THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE, OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE, OR ANY INTEREST IN SUCH SHARES, IS RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT DATED AS OF NOVEMBER 26, 1997, TO WHICH THE COMPANY IS A PARTY, COPIES OF WHICH ARE ON FILE AT THE OFFICES OF THE COMPANY AND MAY BE OBTAINED ON REQUEST."

          IN WITNESS WHEREOF, the undersigned has executed this agreement this
day of              ,    .

                              Name:

                                    [Insert information for notice purposes]
                                    (1)    (i)    ()    ()    ()    ()